------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2002


                              The Fonda Group, Inc.
                  ---------------------------------------------

           Delaware                   333-24939                13-3220732
 -----------------------------    ------------------      ---------------------
  (State or other jurisdiction     (Commission File           (IRS Employer
       of incorporation)               Number)              Identification No.)


             2920 North Main Street, Oshkosh, Wisconsin                21117
      -------------------------------------------------------------------------
            (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (920) 235-9330
                                                   ----------------------------

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events.
             ------------

      On March 25, 2002, pursuant to an Agreement and Plan of Merger, The Fonda Group, Inc. ("Fonda") was merged with and into Sweetheart Cup Company Inc. ("Sweetheart Cup") (the " Merger"), with Sweetheart Cup as the surviving entity and the outstanding shares of Fonda were cancelled. In connection with the Merger, all of the assets and operations of Fonda were assigned to, and all liabilities of Fonda were assumed by, Sweetheart Cup by operation of law.

            In connection with the Merger, on March 25, 2002, Sweetheart Cup refinanced its senior revolving credit facility with Bank of America, N.A., as agent (the "Senior Credit Facility"), which replaced each of Sweetheart Cup's and Fonda's existing domestic revolving credit and term loan facilities. The Senior Credit Facility has a maturity date of March 25, 2007 and allows for maximum credit borrowings of $235 million, subject to borrowing base limitations and satisfaction of other conditions of borrowing. Borrowings under the Senior Credit Facility, at Sweetheart Cup's election, bear interest at either (i) a bank's base rate revolving loan reference rate plus 0.5% or (ii) LIBOR plus 2.5%. The Senior Credit Facility is collateralized by the Sweetheart Cup's accounts, inventory, general intangibles and certain other assets. The fee for outstanding letters of credit is 2.00% per annum and there is a commitment fee of 0.375% per annum on the daily average unused amount of the commitments.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             -------------------------------------------------------------------

(a)   Financial Statements

      The financial statements required by this item as a result of the merger of Fonda with and into Sweetheart Cup on March 25, 2002 shall be filed with the Sweetheart Holdings Inc.'s Form 10-Q to be filed within 45 days of the filing of Sweetheart Holdings Inc.'s Form 8-K filed on April 9, 2002.

(b)   Pro Forma Financial Information

      The pro forma financial information required by this item as a result of the merger of Fonda with and into Sweetheart Cup on March 25, 2002 shall be filed with the Sweetheart Holdings Inc.'s Form 10-Q to be filed within 45 days of the filing of Sweetheart Holdings Inc.'s Form 8-K filed on April 9, 2002.

(c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

      2.1               Certificate of Merger of The Fonda Group, Inc.
                        ("Fonda") into Sweetheart Cup filed with the Delaware Secretary of State on March 25, 2002.
      2.2 Agreement and Plan of Merger, dated as of March 25, 2002, by and between Fonda and Sweetheart Cup.

      4.1 First Supplemental Indenture, dated as of March 25, 2002, between Sweetheart Cup, as successor to Fonda, and the Trustee to the Fonda Indenture.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              THE FONDA GROUP, INC.


                              By: /s/ Hans H. Heinsen
                                 ---------------------------------
                                 Hans H. Heinsen
                                 Senior Vice President and
                                 Chief Financial Officer
                                 (Principal Financial and Accounting
                                 Officer and Duly Authorized Officer)


Date:  April 15, 2002

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

      2.1         Certificate of Merger of The Fonda Group, Inc.
                  ("Fonda") into Sweetheart Cup filed with the Delaware Secretary of State on March 25, 2002.
      2.2 Agreement and Plan of Merger, dated as of March 25, 2002, by and between Fonda and Sweetheart Cup.
      4.1 First Supplemental Indenture, dated as of March 25, 2002, between Sweetheart Cup, as successor to Fonda, and the Trustee to the Fonda Indenture.